
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                  May 28, 2002

                         General Growth Properties, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                    1-11656                 42-1283895
     --------                    -------                 ----------
  (State or other             (Commission             (I.R.S. Employer
  jurisdiction of             File Number)             Identification
  incorporation)                                          Number)


                  110 N. Wacker Drive, Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)


                                 (312) 960-5000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.


      On May 28, 2002, General Growth Properties, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a), (b) Not applicable.

(c) Exhibits

See Exhibit Index attached hereto and incorporated herein by reference.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENERAL GROWTH PROPERTIES, INC.

                                    By:   /s/  Bernard Freibaum
                                        --------------------------------------
                                        Bernard Freibaum
                                        Executive Vice President and
                                        Chief Financial Officer

Date: June 10, 2002
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                                 EXHIBIT INDEX


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
EXHIBIT
NUMBER     NAME
99.1       Press release of General Growth Properties, Inc. dated May 28, 2002.
